Exhibit 99.9

THIRD QUARTER 2004 FIXED INCOME PRESENTATION OCTOBER 19, 2004

TOTAL COMPANY THIRD QUARTER AND FIRST NINE MONTHS RESULTS * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Appendix for reconciliation to GAAP *** Before pension and long-term VEBA contributions and tax refunds; see Appendix for reconciliation to GAAP Earnings Per Share Net Income $ 0.15 $0.16 $ 1.66 $ 0.98 Continuing Ops. -- Excl. Special Items 0.28 0.13 1.86 1.02 After-Tax Profits (Mils.) Net Income $ 266 $ 291 $3,383 $2,095 Continuing Ops. -- Excl. Special Items 537 259 3,791 2,171 Memo: Tax Rate 28.8% 1.0 Pts. 26.6% 3.4 Pts. Pre-Tax Profits (Mils.) Incl. Special Items $ 752 $ 325 $5,171 $2,663 Excl. Special Items 816 333 5,387 2,823 Revenue (Bils.) Total Sales and Revenue $ 39.0 $ 2.3 $126.4 $ 8.4 Automotive Sales 32.8 2.6 108.3 9.8 Vehicle Unit Sales (000) 1,508 85 5,046 195 Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $ 23.4 $ (3.5) $ 23.4 $ (3.5) Net of Senior Debt 9.8 (2.0) 9.8 (2.0) Operating-Related Cash Flow*** (2.9) 0.5 (0.5) 0.9 2004 B / (W) 2003 Third Quarter 2004 B / (W) 2003 First Nine Months Slide 1

AUTOMOTIVE SECTOR 2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS * At constant volume, mix, and exchange; excluding special items ** Before pension and long-term VEBA contributions and tax refunds; see Appendix for reconciliation to GAAP Planning Assumptions Industry Volume (SAAR) -- U.S. 17.0 million units 17.2 17.2 -- Europe 16.9 million units 17.3 17.3 Operational Metrics Quality Improve in all regions On track On track Market Share Flat or improve in all regions Mixed Mixed Automotive Cost Performance* Full Year outlook at $0.5 billion $0.8 billion $1 billion Capital Spending $7 billion $4.6 billion Lower Operating-Related Cash Flow** $1.2 billion positive $(0.5) billion At risk Full Year Outlook Base 2004 Milestone First Nine Months Slide 2

Milestone* (Bils.) Full Year Outlook TOTAL COMPANY 2004 FINANCIAL OUTLOOK Pre-Tax Income Automotive Americas North America $ 1.5 - $1.7 On track South America (0.1) - 0 Better Europe / P.A.G. Europe (0.2) - (0.1) Better P.A.G. 0.5 - 0.6 Worse Asia Pacific and Africa / Mazda 0 - 0.1 Better Total Automotive $ 0.9 - $1.1 On track Financial Services 2.6 - 2.7 Better Total Company $ 3.5 - $3.8 Better FULL YEAR EARNINGS PER SHARE GUIDANCE: $2.00 - $2.05 * Excluding special items; see Appendix for amounts and description of special items Slide 3

FORD CREDIT RESULTS AND METRICS -- THIRD QUARTER Receivables (Bils.) On-Balance Sheet $132 $132 Securitized Off-Balance Sheet 49 39 Managed $181 $171 Charge-Offs (Mils.) On-Balance Sheet $466 $349 Managed 668 458 Loss-to-Receivables Ratio On-Balance Sheet 1.52% 1.13 % Managed - U.S. Retail and Lease 1.86 1.38 - Worldwide Total 1.45 1.07 Allow. for Credit Losses Worldwide Amount (Bils.) $3.2 $2.6 Pct. Of EOP Receivables 2.44% 1.95 % Leverage (To 1)** Financial Statement 12.0 11.8 Managed 12.7 13.2 Dividend (Bils.) $1.0 $1.5 2003 2004 Key Metrics Net Income (Mils.) $504 $734 ROE 15.8% 24.8% 2003 2004 East 808 1167 4Q 594 839 Pre-Tax Profits (Mils.) 3rd Qtr. 2003 3rd Qtr. 2004 $808 $1,167 Third Quarter * Includes charge-offs on reacquired receivables; excluding the charge-offs on reacquired receivables, the ratios would be 1.40% in 2003 and 1.07% in 2004 ** See Appendix for calculation, definitions and reconciliation * Explanation of Improvement Credit Loss Performance $182 Lease Residual Performance 180 Volume (87) Other Financing Margin 4 Other 80 Total Improvement $359 Slide 4

Q3 Q4 Q104 Q204 Q304 Worldwide Managed 0.0145 0.0185 0.011 0.0102 0.0107 Worldwide Owned 0.0152 0.0204 0.0111 0.0107 0.0113 Managed Reserves as Pct. Of EOP Receivables Q3 Q4 Q104 Q204 Q304 Ford Credit U.S. Managed LTR 0.0186 0.0215 0.0151 0.0116 0.0138 Ford Credit U.S. Owned 0.0191 0.0218 0.0149 0.0121 0.0147 Managed Reserves as Pct. Of EOP Receivables CREDIT LOSS METRICS Managed Q3 Q4 Q104 Q204 Q304 Owned 466 634 335 332 349 Securitized 202 202 158 114 109 Worldwide Managed Charge-Offs (Mils.) On-Balance Sheet Securitized Off-Balance Sheet $668 $446 Q3 Q4 Q1 Q2 2004 Q3 Q3 Q4 Q1 Q2 2004 Ford Credit U.S. Retail & Lease Loss-to-Receivables Ratio On-Balance Sheet* Managed Worldwide Loss-to-Receivables Ratio On-Balance Sheet* Q3 2003 2003 $836 * Includes charge-offs on reacquired receivables; see Appendix for ratios excluding charge-offs on reacquired receivables **Acceleration of charge-offs on non-U.S. delinquent accounts to 120 days Q3 Q4 Q1 Q2 Q3 $493 $458 2004 2003 $349 $106** Slide 5

Q3 Q4 Q104 Q204 Q304 Worldwide Owned 51 53 46 37 42 Q3 Q4 Q104 Q204 Q304 Worldwide Owned 3.44 3.68 3.24 2.72 3.09 CREDIT LOSS DRIVERS - FORD CREDIT U.S. RETAIL & LEASE* Q3 Q4 1Q04 2Q04 3Q04 NON-BANKRUPT 0.0038 0.0027 0.0021 0.0015 0.0019 Over-60-Day Delinquencies Repossessions (000) Q3 Q4 Q104 Q204 Q304 Worldwide Owned 7200 7300 6750 6450 6450 Q3 Q4 Q1 Q2 Loss Severity Q3 Q2 Q3 Q4 Q1 2004 Q3 3.68% 3.44% 3.24% 2.72% 3.09% Memo: New Bankruptcy Filings (000) 27 23 23 23 20 * On a serviced basis Q3 Q4 Q1 Q2 Q3 2003 Repo. Ratio 2004 2003 2004 2003 Slide 6

Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q2 2004 RR 24-Month 0.72 0.68 0.65 0.58 0.63 RR 36-Month 0.69 0.66 0.66 0.59 0.58 LEASE RESIDUAL PERFORMANCE Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 AV 24-Month 14400 14080 14540 14740 14620 AV 36-Month 11890 11760 12510 12690 12290 Ford Credit U.S. Auction Values (At Q3 2004 Mix) Ford Credit U.S. Lease Return Rates 36-Month 24-Month Q2 Q3 Q3 Q4 Q1 36-Month 24-Month Memo: WW Net Investment in Operating Leases (in billions) $24.5 $23.2 $22.0 $21.6 $21.4 Q2 Q3 Q3 Q4 Q1 2004 2003 2004 2003 Slide 7

PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook/ Trend Short- Term Dominion Bond Rating BBB (high) Stable R-1 (low) Service Fitch Ratings BBB+ Stable F2 Moody's Investors Service Ford Motor Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB- Stable A-3 Slide 8

FORD CREDIT FUNDING STRUCTURE 2001 2002 2003 2004 Equity 13 14 12.7 11 11.5 Term Debt/Other 132 129 134 121 114 Securitization 34 36 30 22 23 ABS CP 12 17 15 18 20 Commercial Paper 16 8 6 9 8.5 Overborrow -3 -7 -16 -10 -9 Equity Unsecured Commercial Paper Asset-Backed Commercial Paper $197 $171 $22 $129 $121 $14 $11 Year End 2002 Year End 2003 Forecast YE 2004 $17 $36 Funding of Managed Receivables (Billions) Securitized Funding as Percentage of Managed Receivables 27% 25% 24% 24 - 26% September 30, 2004 $15 $30 $134 $13 Term Asset-Backed Securities Term Debt and Other $16 Cash and Cash Equivalents $10 $8 $6 $7 $18 $182 ~ $170 $22 - 24 $112 - 116 $11 $8 - 10 $10+ $19 - 21 $9 Slide 9

FORD CREDIT PUBLIC TERM FUNDING PLAN 2003 Actual (Bils.) First Nine Months (Bils.) Transaction Type 2005 Preliminary (Bils.) Full Year (Bils.) 2004 Memo: Prior Forecast $13 - 19 * Reflects new bonds issued; excludes asset sales to commercial paper conduits, whole-loan sales, and other structured financings Debt Institutional $15 $ 3 $ 3 - 5 Retail 4 4 4 - 5 Total Debt $19 $ 7 $ 7 - 10 $ 10 - 15 Securitization* 11 6 6 - 8 10 - 15 Total $30 $13 $ 13 - 18 $ 20 - 30 Slide 10

Unsecured CP Bank Lines FCAR Motown Conduits Total Back-up liquidity 8.5 0.7 10.9 7 27.1 Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 13.5 0.7 17.5 0.4 9 10.1 51.2 FORD CREDIT LIQUIDITY PROGRAMS Liquidity Global Other Bank FCAR Motown Unused Cash & Cash Total Lines Lines Lines Lines Conduits Equivalents Utilization of Liquidity Unsecured Bank FCAR Motown Total CP Lines Notes Liquidity exceeds utilization by $24.1 billion Motown Notes can be increased by an additional $1.5 billion with existing credit lines Billions at September 30, 2004 Billions at September 30, 2004 Committed Credit Facilities (Projected 2004 year end = $32.1 Billion) * * Includes $6.9 billion of Ford bank lines that Ford Credit and/or FCE can use at Ford's option ** Supported by a bank liquidity facility equal to at least 100% or 5% of the principal amount of FCAR and Motown Notes respectively ** ** Slide 10

Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Assets 52 63 83 110 134 Liabilities 21 36 48 68 112 LIQUIDITY PROFILE OF FORD CREDIT'S BALANCE SHEET Cumulative Maturities* - As of September 30, 2004 (Billions) * U.S., Europe, and Canada only Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Interest Earning Assets (excluding On-Balance Sheet Securitized) and Cash at Face Value Interest Bearing Debt (excluding On-Balance Sheet Securitization Debt) at Face Value Slide 12

THIRD QUARTER 2004 SUMMARY Ford Earnings per share of $0.28 from continuing operations, excluding special items, and net income of $0.15 per share Continued strong automotive liquidity Ford Credit Strong earnings Continued favorable credit loss performance Expect year-end managed receivables to be about $170 billion Managed leverage at 13.2 to 1, at low end of target 13-14 to 1 range Strong liquidity, with ample access to unsecured and asset-backed funding sources Slide 13

Greater price competition resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry vehicle sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo- political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Economic distress of suppliers that may require us to provide financial support or take other measures to ensure supplies of materials; Work stoppages at Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; Change in interest rates; A market shift from truck sales in the U.S.; Economic difficulties in any significant market; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; Credit rating downgrades; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: SAFE HARBOR Slide 14

APPENDIX

TOTAL COMPANY CALCULATION OF DILUTED EARNINGS PER SHARE - Appendix page 1 - Net Income (Mils.) Numerator After-Tax Profits $ 266 $ 537 Impact on Income from assumed conversion of convertible preferred securities 50 50 Income for diluted EPS $ 316 $ 587 Denominator Average shares outstanding 1,829 1,829 Net issuable / (returnable) shares, primarily stock options 15 15 Convertible preferred securities 282 282 Average shares for diluted EPS 2,126 2,126 Diluted EPS $ 0.15 $ 0.28 Cont. Ops. -- Excl. Special Items (Mils.) Third Quarter 2004

- Appendix page 2 - TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix for calculation ** See Appendix for complete reconciliation of EPS due to Discontinued Operations After-Tax Profits (Mils.) Third Quarter 2004 Earnings Per Share* Income from Continuing Operations Excluding Special Items $ 816 $ 537 $ 0.28 $ 1.86 Special Items - European Restructuring $ 0 $ 0 $ 0 $(0.02) - Fuel Cell Technology Restructuring (41) (41) (0.02) (0.06) - Jaguar Restructuring (23) (16) (0.01) (0.01) - Disposition of Non-Core Business 0 0 0 0.01 Income from Continuing Operations $ 752 $ 480 $ 0.25 $ 1.78 Discontinued Operations (Primarily Formula One Racing) (214) (0.10) (0.12) Net Income $ 266 $ 0.15 $ 1.66 Pre-Tax Profits (Mils.) Memo: First Nine Months Earnings Per Share**

TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME - Appendix page 3 - * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix for calculation After-Tax Profits (Mils.) First Nine Months 2004 Earnings Per Share* Income from Continuing Operations Excluding Special Items $ 5,387 $3,791 $ 1.86 Special Items - European Restructuring $ (49) $ (32) $(0.02) - Fuel Cell Technology Restructuring (161) (119) (0.06) - Jaguar Restructuring (23) (16) (0.01) - Disposition of Non-Core Business 17 11 0.01 Income from Continuing Operations $5,171 $3,635 $ 1.78 Discontinued Operations - Formula One Racing (245) (0.11) - Disposition of Other Non-Core Business (7) (0.01) Net Income $3,383 $ 1.66 Pre-Tax Profits (Mils.)

TOTAL COMPANY 2003 - 2004 THIRD QUARTER PRE-TAX RESULTS* - Appendix page 4 - North America $ (108) $ (522) $ -- $(41) $ (108) $ (481) South America (26) 59 -- -- (26) 59 Total Americas $ (134) $ (463) $ -- $(41) $ (134) $ (422) Europe $ (456) $ (33) $(56) $ -- $ (400) $ (33) P.A.G. (24) (194) -- (23) (24) (171) Total Europe / P.A.G. $ (480) $ (227) $(56) $(23) $ (424) $ (204) Asia Pacific and Africa $ 3 $ 35 $ -- $ -- $ 3 $ 35 Mazda & Assoc. Operations 5 13 -- -- 5 13 Total AP and Africa / Mazda $ 8 $ 48 $ -- $ -- $ 8 $ 48 Other Automotive 2 (31) -- -- 2 (31) Total Automotive $ (604) $ (673) $(56) $(64) $ (548) $ (609) Financial Services 1,031 1,425 -- -- 1,031 1,425 Total Company $ 427 $ 752 $(56) $(64) $ 483 $ 816 * From continuing operations 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.)

AUTOMOTIVE SECTOR 2004 THIRD QUARTER CASH* - Appendix page 5 - * See Appendix for reconciliation to GAAP ** Excluding special items, see Appendix for reconciliation to GAAP Third Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets September 30, 2004 $23.4 $23.4 June 30, 2004 / December 31, 2003 26.8 25.9 Change in Gross Cash $ (3.4) $(2.5) Operating-Related Cash Flow Automotive Pre-Tax Profits** $ (0.6) $1.3 Capital Spending (2.0) (4.6) Depreciation and Amortization 1.6 4.8 Changes in Receivables, Inventory, and Trade Payables 0.1 (1.0) Other -- Primarily Expense and Payment Timing Differences (2.0) (1.0) Total Auto. Op.-Related Cash Flow (Excl. Contrib. and Tax Refunds) $ (2.9) $ (0.5) Pension and Long-Term VEBA Contributions (1.5) (3.0) Tax Refunds 0 0 Total Automotive Operating-Related Cash Flow $ (4.4) $ (3.5) Other Cash Flow Capital Transactions w / Financial Services Sector 1.5 3.4 Divestitures 0 0.4 Dividend to Shareholders (0.2) (0.5) All Other -- Primarily Net Reduction in Automotive Debt (0.3) (2.3) Total Change in Gross Cash $ (3.4) $ (2.5) First Nine Months (Bils.)

AUTOMOTIVE SECTOR GROSS CASH RECONCILIATION TO GAAP - Appendix page 6 - Cash and Cash Equivalents $ 5.4 $ 6.7 $ 1.3 $ 6.8 Marketable Securities 10.8 10.3 (0.5) 12.2 Loaned Securities 5.7 2.3 (3.4) 7.0 Total Cash / Market. Sec. $21.9 $19.3 $(2.6) $26.0 Short-Term VEBA 4.0 4.1 0.1 0.9 Gross Cash $25.9 $23.4 $(2.5) $26.9 Sept. 30, 2004 B / (W) Dec. 31 2003 (Bils.) Sept. 30 2004 (Bils.) Dec. 31 2003 (Bils.) Memo: Sept. 30 2003 (Bils.)

AUTOMOTIVE SECTOR OPERATING-RELATED CASH FLOW RECONCILIATION TO GAAP - Appendix page 7 - * As shown in our sector statement of cash flow for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flow Cash Flow from Operating Activities before Securities Trading $(2.2) $ 1.4 * Items Included in Operating-Related Cash Flow Capital Expenditures $(2.0) $(4.6) Net Transactions Between Automotive and Financial Services Sectors (0.4) 0.1 ** Other 0.2 (0.4) Total Reconciling Items $(2.2) $(4.9) Automotive Operating-Related Cash Flow $(4.4) $(3.5) 3rd Qtr. (Bils.) 2004 First Nine Months (Bils.)

FORD MOTOR CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Motor Credit's financial performance on a GAAP financial statement basis, Ford Motor Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables -- receivables reported on Ford Motor Credit's balance sheet and receivables Ford Motor Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Motor Credit sold in whole- loan sale transactions (i.e., receivables for which Ford Motor Credit has no continuing exposure or risk of loss) Charge-offs on Managed Receivables -- charge-offs associated with receivables reported on Ford Motor Credit's balance sheet plus charge-offs associated with receivables Ford Motor Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization -- retail installment receivables reported on Ford Motor Credit's balance sheet include receivables sold in securitizations. These receivables have been legally sold to Ford Motor Credit sponsored special purpose entities and are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Motor Credit or the claims of Ford Motor Credit's creditors. Debt reported on Ford Motor Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Motor Credit. - Appendix page 8 -

FORD MOTOR CREDIT RATIO DEFINITIONS In addition to evaluating Ford Motor Credit's financial performance on a GAAP financial statement basis, Ford Motor Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Charge-offs = + Charge-offs on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio - Appendix page 9 -

FORD CREDIT PRE-TAX INCOME EFFECT OF RECEIVABLES SALES ACTIVITY 2004 (Mils.) Third Quarter 2003 (Mils.) Investment and Other Income Related to Off-Balance Sheet Securitizations Earnings Impact if Reported on Balance Sheet - Appendix page 10 - Net Gain on Sales of Receivables $ 45 $ 20 Servicing Fees 152 99 Interest Income from Retained Securities 138 162 Excess Spread and Other 241 225 Investment and Other Income Related to Sales of Receivables $ 576 $ 506 Less: Whole-loan Income (35) (15) Income Related to Off-Balance Sheet Securitizations $ 541 $ 491 Retail Revenue $ 749 $ 524 Wholesale Revenue 243 266 Total Financing Revenue $ 992 $ 790 Borrowing Cost (326) (201) Net Financing Margin $ 666 $ 589 Credit Losses (165) (91) Income Before Income Taxes $ 501 $ 498 Recalendarization Impact of Off-Balance Sheet Securitizations $ 40 $ (7)

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt* $149.6 $135.3 Total Securitized Receivables Outstanding** 48.8 38.7 Retained Interest in Securitized Receivables (10.2) (9.5) Adjustments for Cash and Cash Equivalents (20.3) (10.1) Adjustments for SFAS 133 (5.4) (3.6) Adjusted Debt $162.5 $150.8 Total Stockholder's Equity (incl. minority interest) $12.5 $11.4 Adjustments for SFAS 133 0.3 - Adjusted Equity $12.8 $11.4 Managed Leverage to 1*** 12.7 13.2 Financial Statement Leverage = Total Debt / Equity 12.0 11.8 * Includes $9.2 billion and $10.9 billion in 2003 and 2004 respectively of debt issued by securitization SPEs which is payable solely out of collections on the receivables sold to the SPEs and is not the legal obligation of Ford Credit ** Off-balance sheet only *** Adjusted Debt / Adjusted Equity Sept. 30, 2003 (Bils.) Sept. 30, 2004 (Bils.) Leverage Calculation - Appendix page 11 -

Worldwide Loss-to-receivable Ratio Managed 1.45 1.85 1.10 1.02 1.07 On-Balance Sheet* 1.52 2.04 1.11 1.07 1.13 On-Balance Sheet Excl. Charge-offs on Reacquired Receivables 1.40 1.93 1.03 1.03 1.07 Ford Credit U.S. Retail and Lease Loss-to-receivable Ratio Managed 1.86 2.15 1.51 1.16 1.38 On-Balance Sheet* 1.91 2.18 1.49 1.21 1.47 On-Balance Sheet Excl. Charge-offs on Reacquired Receivables 1.69 1.98 1.34 1.13 1.36 FORD CREDIT LOSS-TO-RECEIVABLE RATIO, EXCLUDING CHARGE-OFFS ON REACQUIRED RECEIVABLES Q3 (%) Q4 (%) 2003 2004 Q1 (%) Q2 (%) Q3 (%) - Appendix page 12 - * Includes charge-offs on reacquired receivables